UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

SUNOPTA INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of a press release issued on April 1, 2026 relating to the proposed acquisition of SunOpta Inc. by Refresco, pursuant to an Arrangement Agreement, dated as of February 6, 2026, among SunOpta Inc., Pegasus BidCo B.V. and 2786694 Alberta Ltd.

FOR IMMEDIATE RELEASE

SUNOPTA ANNOUNCES PROXY ADVISORY FIRMS ISS AND GLASS LEWIS
RECOMMEND SHAREHOLDERS VOTE "FOR" PROPOSED ACQUISITION BY REFRESCO

Minneapolis, Minnesota - April 1, 2026 - SunOpta Inc. ("SunOpta" or the "Company") (Nasdaq: STKL) (TSX: SOY), a North American supply chain solutions provider, today announced that leading independent proxy advisory firms Institutional Shareholder Services Inc. ("ISS") and Glass, Lewis & Co. ("Glass Lewis") have both recommended that SunOpta's shareholders vote "FOR" the proposed acquisition of the Company by an affiliate of Refresco Holding B.V. ("Refresco") at the Company's upcoming special meeting of shareholders (the "Shareholder Meeting") scheduled for April 16, 2026 at 10:00 a.m. (Eastern Time) via live audio webcast online at www.virtualshareholdermeeting.com/STKL2026SM.

As previously announced, SunOpta entered into a definitive agreement under which Refresco will acquire SunOpta for US$6.50 per share in cash (the "Arrangement"). The closing of the Arrangement is subject to approval by SunOpta's shareholders and the Ontario Superior Court of Justice, as well as the satisfaction or waiver of other customary closing conditions.

SunOpta's Board of Directors has unanimously determined that the Arrangement is fair to shareholders and is in the best interests of the Company, and recommends that shareholders vote "FOR" the Arrangement at the upcoming Shareholder Meeting.

Shareholder Questions and Assistance

SunOpta encourages shareholders to submit their vote in advance of the Shareholder Meeting by proxy or voting instruction form. Shareholders are reminded that proxies and voting instruction forms must be received no later than the proxy cut-off time of April 14, 2026 at 10:00 a.m. (Eastern time).

If you have any questions or need assistance in your consideration of the Arrangement or with the completion and delivery of your proxy, please contact the Company's shareholder communications advisor and proxy solicitation agent, Sodali & Co, by telephone at 1-833-830-8285 (North America) or 1-289-695-3075 (outside North America), or by email at assistance@investor.sodali.com. If you have any questions about depositing your common shares of SunOpta pursuant to the Arrangement, including with respect to completing the letter of transmittal, please contact TSX Trust Company, which is acting as depositary under the Arrangement, by telephone at 1-866-600-5859 (North America) or 1-416-342-1091 (outside North America), or by email at tsxtis@tmx.com.

About SunOpta

SunOpta (Nasdaq: STKL) (TSX: SOY) delivers customized supply chain solutions and innovation for top brands, retailers and foodservice providers across a broad portfolio of beverages, broths and better-for-you snacks. With over 50 years of expertise, SunOpta fuels customers' growth with high-quality, sustainability-forward solutions distributed through retail, club, foodservice and e-commerce channels across North America. For more information, visit www.sunopta.com or follow us on LinkedIn.

Forward-Looking Statements

Certain statements in this press release concerning the Arrangement and the Shareholder Meeting, including any statements regarding the reasons for, and the anticipated benefits of, the Arrangement; the timing of various steps to be completed in connection with the Arrangement, including the anticipated date for the holding of the Shareholder Meeting; the timing and effects of the Arrangement; the solicitation of proxies by the Company and Sodali & Co, the Company's shareholder communications advisor and proxy solicitation agent; and any other statements regarding SunOpta's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are "forward-looking" statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words "anticipate," "believe," "ensure," "expect," "if," "intend," "estimate," "probable," "project," "forecasts," "predict," "outlook," "aim," "will," "could," "should," "would," "potential," "may," "might," "anticipate," "likely," "plan," "positioned," "strategy," and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, (1) risks related to the consummation of the Arrangement, including (a) the risks that approval of the Arrangement by the Company's shareholders may not be obtained on the expected timeline, or at all, (b) the risks that the parties fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or fail to receive any required approvals or clearances under any other applicable antitrust laws, (c) the risk that any other condition to closing may not be satisfied, (d) the risk that the closing of the Arrangement might be delayed or not occur at all, (e) the possibility that SunOpta fails to obtain the final order in respect of the Arrangement from the court on the expected timeline, or at all, (f) the risk that all or part of Refresco's financing may not become available, or (g) the possibility that the Arrangement may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (2) the risk that the anticipated timing of the holding of the Shareholder Meeting may not be possible or achieved; (3) the risk of any event, change or other circumstance that could give rise to the termination of that certain Arrangement Agreement dated as of February 6, 2026, among SunOpta, Pegasus BidCo B.V., a private company with limited liability incorporated under the laws of the Netherlands and 2786694 Alberta Ltd., a corporation formed under the laws of the Province of Alberta (the "Arrangement Agreement") and the effects that any termination of the Arrangement Agreement may have on SunOpta and its business, including the risk that the price of the Company's common shares may decline significantly if the Arrangement is not completed, or the risk that either Refresco or SunOpta may terminate the Arrangement Agreement and SunOpta may be required to pay a termination fee in accordance with the Arrangement Agreement to Refresco; (4) the effects that the announcement or pendency of the Arrangement may have on SunOpta and its business, including the risks that as a result (a) SunOpta's business, operating results or share price may suffer, (b) SunOpta's current plans and operations may be disrupted, (c) SunOpta's ability to retain or recruit key employees may be adversely affected, (d) SunOpta's business relationships (including, customers and suppliers) may be adversely affected, or (e) SunOpta's management's or employees' attention may be diverted from other important matters; (5) the effect of limitations that the Arrangement Agreement places on SunOpta's ability to operate its business, return capital to shareholders or engage in alternative transactions; (6) the risk of any litigation relating to the Arrangement; (7) the risk of changes in governmental regulations or enforcement practices; and (8) the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Arrangement.

Additional factors that could cause results to differ materially from those described above can be found in the "Risk Factors" sections of SunOpta's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Qs, and other documents filed with the Securities and Exchange Commission and the Canadian Securities Administrators, copies of which can be found under SunOpta's profile on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SunOpta disclaims any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information and Where to Find It

In connection with the Arrangement, SunOpta filed a notice of the Shareholder Meeting and the management information circular and proxy statement (the "Circular and Proxy Statement") on March 18, 2026, with the Securities and Exchange Commission on EDGAR at www.sec.gov, and with Canadian securities regulatory authorities under its profile on SEDAR+ at www.sedarplus.ca. Additionally, SunOpta has and will continue to file other relevant materials in connection with the Arrangement with applicable securities regulatory authorities. This press release is not a substitute for the Circular and Proxy Statement or for any other document that SunOpta may file with the Securities and Exchange Commission or Canadian securities regulatory authorities or send to SunOpta's shareholders in connection with the Arrangement. INVESTORS AND SECURITY HOLDERS OF SUNOPTA ARE URGED TO CAREFULLY AND THOROUGHLY READ THE CIRCULAR AND PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY SUNOPTA WITH THE SECURITIES AND EXCHANGE COMMISSION OR CANADIAN SECURITIES REGULATORY AUTHORITIES, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SUNOPTA, THE ARRANGEMENT, THE RISKS RELATED THERETO AND RELATED MATTERS.

Shareholders of SunOpta may obtain free copies of the Circular and Proxy Statement, as may be amended from time to time, and other relevant documents filed by SunOpta with the Securities and Exchange Commission and Canadian securities regulatory authorities through the website maintained by the Securities and Exchange Commission at www.sec.gov or under its profile on SEDAR+ at www.sedarplus.ca, as applicable. Copies of documents filed with the Securities and Exchange Commission by SunOpta are also available free of charge from SunOpta's website at www.sunopta.com.

Participants in the Solicitation

SunOpta and its directors and executive officers may be deemed to be participants in the solicitation of proxies from SunOpta shareholders in connection with the Arrangement. Information regarding SunOpta's directors and executive officers is available in the Circular and Proxy Statement under "The Arrangement - Interests of SunOpta's Directors and Officers in the Arrangement." To the extent holdings of SunOpta's securities by its directors or executive officers change since the filing of the Circular and Proxy Statement, such changes will be reflected on Forms 4 filed with the Securities and Exchange Commission. Copies of the documents filed with the Securities and Exchange Commission by SunOpta are, or will be as applicable, available free of charge through the website maintained by the Securities and Exchange Commission at www.sec.gov and at SunOpta's website at www.sunopta.com.

Contacts:

Investor Relations:

Reed Anderson

ICR

646-277-1260

reed.anderson@icrinc.com

Media Relations:

Claudine Galloway

SunOpta

952-295-9579

press.inquiries@sunopta.com

Source: SunOpta Inc.